EXHIBIT 99


                                                            WFMBS 2005-7
                                                       Detailed Stratification


1. Original Balance

------------------------------------------------------------------------------------------------------------------------------------
                                  Aggregate
                        Number     Current     Percent     W.A.      W.A.        Max     W.A.   Min.                Percent
                       Mortgage   Principal   Principal  Original  Combined   Original   FICO   FICO   Percent       Full
Original Balance        Loans      Balance     Balance     LTV        LTV        LTV    Score   Score     IO     Documentation
------------------------------------------------------------------------------------------------------------------------------------
1 - 100,000                 6     $496,092       0.12%   74.25%      87.36%    94.47%   746     701    67.77%          82.89%
100,001 - 200,000          40    6,042,611       1.51    71.82       81.40     95.00    742     647    48.89           45.75
200,001 - 300,000          44   11,195,089       2.79    72.99       82.77     95.00    738     630    62.37           42.46
300,001 - 400,000         104   39,323,099       9.82    71.57       76.35     95.00    740     612    25.10           42.96
400,001 - 500,000         253  114,851,492      28.67    71.08       75.80     95.00    748     620    11.14           40.93
500,001 - 600,000         136   75,097,941      18.74    71.35       75.71     93.33    741     624    14.74           51.96
600,001 - 700,000          90   58,385,093      14.57    72.05       75.99     84.14    751     624    11.29           56.56
700,001 - 800,000          38   28,469,966       7.11    68.33       72.05     80.00    752     664    21.37           73.34
800,001 - 900,000          11    9,451,172       2.36    66.05       72.72     80.00    755     701     9.26           53.94
900,001 - 1,000,000        46   45,095,297      11.26    64.83       73.09     80.00    754     620    26.41           56.63
1,000,001 - 1,100,000       3    3,150,750       0.79    76.28       76.28     80.00    740     712    66.08          100.00
1,100,001 - 1,200,000       1    1,161,757       0.29    57.08       57.08     57.08    788     788     0.00          100.00
1,200,001 - 1,300,000       1    1,243,761       0.31    66.76       66.76     66.76    692     692     0.00          100.00
1,400,001 - 1,500,000       2    2,923,512       0.73    59.84       67.14     75.00    783     769    51.31          100.00
1,700,001 - 1,800,000       1    1,746,557       0.44    58.27       58.27     58.27    801     801   100.00          100.00
1,900,001 - 2,000,000       1    2,000,000       0.50    58.82       73.53     58.82    771     771   100.00          100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    777 $400,634,189     100.00%   70.16%      75.28%    95.00%   747     612    19.17%          51.82%
------------------------------------------------------------------------------------------------------------------------------------


(TABLE CONTINUED)

--------------------------------------------------------------------------------
                                                          Average
                           Percent    Percent             Original   W.A.
                            Owner     Cash-Out  Percent  Principal   Loan
Original Balance           Occupied  Refinance    SFD     Balance    Age
--------------------------------------------------------------------------------
1 - 100,000                100.00%      0.00%  100.00%   $82,726      1
100,001 - 200,000           85.89      25.55    83.47    151,196      1
200,001 - 300,000           93.34      27.07    82.48    254,535      1
300,001 - 400,000           99.01      35.39    90.38    378,504      1
400,001 - 500,000           94.85      26.63    94.93    454,461      1
500,001 - 600,000           94.97      27.34    92.72    552,722      1
600,001 - 700,000           92.17      24.45    93.25    649,303      1
700,001 - 800,000           94.92      23.37    92.03    750,149      1
800,001 - 900,000           90.94      36.54   100.00    859,940      1
900,001 - 1,000,000         93.63      19.72    93.50    981,243      1
1,000,001 - 1,100,000      100.00       0.00   100.00  1,050,250      1
1,100,001 - 1,200,000      100.00       0.00   100.00  1,163,000      1
1,200,001 - 1,300,000      100.00     100.00   100.00  1,245,000      1
1,400,001 - 1,500,000      100.00      51.31    48.69  1,462,500      1
1,700,001 - 1,800,000      100.00       0.00   100.00  1,748,000      1
1,900,001 - 2,000,000        0.00       0.00   100.00  2,000,000      1
--------------------------------------------------------------------------------
Total:                      94.15%     26.36%   92.84%  $516,124      1
--------------------------------------------------------------------------------


Average: $516,123.89
Lowest: $76,000.00
Highest: $2,000,000.00


2. Coupon

------------------------------------------------------------------------------------------------------------------------------------
                             Aggregate
                 Number       Current     Percent     W.A.       W.A.        Max     W.A.    Min.                 Percent
                Mortgage     Principal   Principal  Original   Combined   Original   FICO    FICO    Percent       Full
Coupon            Loans       Balance     Balance      LTV        LTV        LTV     Score   Score     IO      Documentation
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500        17    $7,506,090       1.87%    71.96%      74.77%    80.00%    763     687     16.11%          45.86%
5.501 - 6.000       719   374,031,646      93.36     70.08       75.25     95.00     748     612     19.33           51.76
6.001 - 6.500        40    18,721,589       4.67     70.68       76.03     93.33     725     623     17.64           54.58
6.501 - 7.000         1       374,864       0.09     85.58       85.58     85.58     696     696      0.00          100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:              777  $400,634,189     100.00%    70.16%      75.28%    95.00%    747     612     19.17%          51.82%
------------------------------------------------------------------------------------------------------------------------------------


(TABLE CONTINUED)

--------------------------------------------------------------------------------
                                                   Average
                  Percent     Percent              Original   W.A.
                   Owner     Cash-Out    Percent  Principal   Loan
Coupon            Occupied   Refinance     SFD     Balance    Age
--------------------------------------------------------------------------------
5.001 - 5.500      100.00%      17.11%   100.00%   $441,970    1
5.501 - 6.000       94.03       25.83     92.85     520,722    1
6.001 - 6.500       94.05       41.29     89.75     468,473    1
6.501 - 7.000      100.00        0.00    100.00     376,550    5
--------------------------------------------------------------------------------
Total:              94.15%      26.36%    92.84%   $516,124    1
--------------------------------------------------------------------------------


W.A.: 5.815
Lowest: 5.375
Highest: 6.625


3. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                          Aggregate
               Number      Current      Percent     W.A.       W.A.        Max      W.A.    Min.                 Percent
              Mortgage    Principal    Principal  Original   Combined    Original   FICO    FICO    Percent       Full
Credit Score   Loans       Balance      Balance      LTV        LTV        LTV      Score   Score     IO      Documentation
------------------------------------------------------------------------------------------------------------------------------------
800 - 849         51    $26,068,443       6.51%    65.27%      68.16%     80.00%    806     801     25.12%          43.78%
750 - 799        354    189,543,143      47.31     69.94       75.30      95.00     777     750     16.39           49.03
700 - 749        244    122,888,836      30.67     69.99       75.53      94.47     727     700     22.46           49.97
650 - 699        106     52,208,592      13.03     73.32       77.89      95.00     682     650     21.15           65.03
600 - 649         22      9,925,176       2.48     72.66       77.02      95.00     633     612      5.54           79.69
------------------------------------------------------------------------------------------------------------------------------------
Total:           777   $400,634,189     100.00%   70.16%       75.28%     95.00%    747     612     19.17%          51.82%
------------------------------------------------------------------------------------------------------------------------------------


(TABLE CONTINUED)

--------------------------------------------------------------------------------
                                                   Average
               Percent        Percent             Original     W.A.
                Owner        Cash-Out   Percent   Principal    Loan
Credit Score  Occupied       Refinance    SFD      Balance     Age
--------------------------------------------------------------------------------
800 - 849         93.75%      15.58%   86.59%    $511,582      1
750 - 799          93.37       20.35    93.52     535,997      1
700 - 749          95.51       35.71    94.24     504,067      1
650 - 699          92.87       27.97    89.59     493,021      1
600 - 649         100.00       45.40    96.05     451,910      1
--------------------------------------------------------------------------------
Total:            94.15%      26.36%   92.84%    $516,124      1
--------------------------------------------------------------------------------


W.A.: 747
Lowest: 612
Highest: 816


4. Product Type

------------------------------------------------------------------------------------------------------------------------------------
                                 Aggregate
                      Number      Current     Percent    W.A.       W.A.        Max     W.A.    Min.                Percent
                     Mortgage    Principal   Principal Original   Combined   Original   FICO    FICO   Percent       Full
Product Type          Loans       Balance     Balance     LTV        LTV        LTV     Score   Score     IO     Documentation
------------------------------------------------------------------------------------------------------------------------------------
30 YR FIXED            612    $322,559,304     80.51%    70.55%      75.42%    95.00%    747     612     0.00%          53.96%
30 YR FIXED - IO       162      76,803,196     19.17     68.43       74.71     95.00     747     634   100.00           42.58
25 YR FIXED              2         873,689      0.22     73.12       73.12     80.00     755     706     0.00          100.00
20 YR FIXED              1         398,000      0.10     78.04       78.04     78.04     778     778     0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 777    $400,634,189    100.00%    70.16%      75.28%    95.00%    747     612    19.17%          51.82%
------------------------------------------------------------------------------------------------------------------------------------


(TABLE CONTINUED)

--------------------------------------------------------------------------------
                                                     Average
                      Percent    Percent             Original   W.A.
                       Owner     Cash-Out  Percent  Principal   Loan
Product Type          Occupied  Refinance    SFD     Balance    Age
--------------------------------------------------------------------------------
30 YR FIXED             94.55%     26.05%   93.39%   $527,669    1
30 YR FIXED - IO        93.01      27.60    90.41     474,208    1
25 YR FIXED             45.14      45.14   100.00     437,500    1
20 YR FIXED            100.00       0.00   100.00     398,000    0
--------------------------------------------------------------------------------
Total:                  94.15%     26.36%   92.84%   $516,124    1
--------------------------------------------------------------------------------


5. Index

------------------------------------------------------------------------------------------------------------------------------------
                           Aggregate
                Number      Current      Percent     W.A.        W.A.        Max      W.A.    Min.                 Percent
               Mortgage    Principal    Principal  Original    Combined   Original    FICO    FICO    Percent        Full
Index            Loans      Balance      Balance      LTV        LTV         LTV     Score    Score     IO      Documentation
------------------------------------------------------------------------------------------------------------------------------------
FIX               777   $400,634,189    100.00%    70.16%       75.28%    95.00%      747     612    19.17%           51.82%
------------------------------------------------------------------------------------------------------------------------------------
Total:            777   $400,634,189    100.00%    70.16%       75.28%    95.00%      747     612    19.17%           51.82%
------------------------------------------------------------------------------------------------------------------------------------


(TABLE CONTINUED)

--------------------------------------------------------------------------------
                                                   Average
                 Percent     Percent              Original    W.A.
                  Owner     Cash-Out    Percent   Principal   Loan
Index            Occupied   Refinance     SFD      Balance    Age
--------------------------------------------------------------------------------
FIX              94.15%      26.36%    92.84%    $516,124      1
--------------------------------------------------------------------------------
Total:           94.15%      26.36%    92.84%    $516,124      1
--------------------------------------------------------------------------------

6. Documentation

------------------------------------------------------------------------------------------------------------------------------------
                               Aggregate
                    Number      Current     Percent     W.A.       W.A.        Max     W.A.    Min.                Percent
                   Mortgage    Principal   Principal  Original   Combined   Original   FICO    FICO   Percent       Full
Documentation       Loans       Balance     Balance      LTV        LTV        LTV     Score   Score     IO     Documentation
------------------------------------------------------------------------------------------------------------------------------------
Full                 380    $207,620,423      51.82%    72.53%      78.30%    95.00%    741     620    15.75%         100.00%
Asset Only           292     144,385,641      36.04     68.90       73.54     95.00     750     634    24.89            0.00
No Doc               101      45,823,386      11.44     63.88       67.73     90.00     763     612    14.43            0.00
Income Only            4       2,804,740       0.70     61.75       64.93     79.84     775     748    55.33            0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               777    $400,634,189     100.00%    70.16%      75.28%    95.00%    747     612    19.17%          51.82%
------------------------------------------------------------------------------------------------------------------------------------


(TABLE CONTINUED)
--------------------------------------------------------------------------------
                                               Average
               Percent     Percent             Original      W.A.
                Owner     Cash-Out   Percent  Principal      Loan
Documentation  Occupied   Refinance    SFD     Balance       Age
--------------------------------------------------------------------------------
Full             93.08%      23.89%   94.03%   $546,955      1
Asset Only       95.09       30.37    91.06     494,856      1
No Doc           95.69       26.59    92.63     454,271      1
Income Only     100.00        0.00   100.00     701,512      1
--------------------------------------------------------------------------------
Total:           94.15%      26.36%   92.84%   $516,124      1
--------------------------------------------------------------------------------


7. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                          Aggregate
              Number       Current      Percent     W.A.       W.A.        Max      W.A.    Min.                 Percent
Loan         Mortgage     Principal    Principal  Original   Combined    Original   FICO    FICO    Percent       Full
Purpose        Loans       Balance      Balance      LTV        LTV        LTV      Score   Score     IO      Documentation
------------------------------------------------------------------------------------------------------------------------------------
Purchase         438     $222,746,304       55.60%    73.94%      80.23%     95.00%    754     620     16.85%      55.24%
C/O Refi         208      105,625,640       26.36     64.53       67.29      80.00     736     620     20.07       46.95
R/T Refi         131       72,262,245       18.04     66.73       71.73      93.33     743     612     25.00       48.42
------------------------------------------------------------------------------------------------------------------------------------
Total:           777     $400,634,189      100.00%    70.16%      75.28%     95.00%    747     612     19.17%      51.82%
------------------------------------------------------------------------------------------------------------------------------------


(TABLE CONTINUED)

--------------------------------------------------------------------------------
                                                Average
               Percent     Percent             Original    W.A.
Loan            Owner     Cash-Out   Percent   Principal   Loan
Purpose       Occupied    Refinance    SFD      Balance    Age
--------------------------------------------------------------------------------
Purchase       92.55%       0.00%   92.05%    $509,025      1
C/O Refi       97.19      100.00    93.47      508,352      1
R/T Refi       94.66        0.00    94.37      552,199      1
--------------------------------------------------------------------------------
Total:         94.15%      26.36%   92.84%    $516,124      1
--------------------------------------------------------------------------------



8. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                Aggregate
                     Number      Current     Percent     W.A.       W.A.        Max     W.A.    Min.                 Percent
                    Mortgage    Principal   Principal  Original   Combined   Original   FICO    FICO    Percent       Full
Property Type        Loans       Balance     Balance      LTV        LTV        LTV     Score   Score     IO      Documentation
------------------------------------------------------------------------------------------------------------------------------------
SFD                    717  $371,957,095      92.84%    70.23%      75.44%    95.00%    747     612     18.67%          52.49%
Condo - Low             39    16,513,973       4.12     72.46       77.01     80.00     744     672     29.93           34.98
2-Family                10     6,518,332       1.63     67.02       68.81     80.00     757     690     31.07           54.16
Condo - High             7     4,018,851       1.00     64.82       72.38     80.00     732     700      0.00           67.03
Cooperative              4     1,625,939       0.41     55.29       55.29     78.50     751     623     24.60           24.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                 777  $400,634,189     100.00%    70.16%      75.28%    95.00%    747     612     19.17%          51.82%
------------------------------------------------------------------------------------------------------------------------------------


(TABLE CONTINUED)

--------------------------------------------------------------------------------
                                                 Average
                Percent     Percent              Original   W.A.
                 Owner     Cash-Out    Percent  Principal   Loan
Property Type   Occupied   Refinance     SFD     Balance    Age
--------------------------------------------------------------------------------
SFD              95.38%      26.54%   100.00%   $519,285      1
Condo - Low      64.72       21.75      0.00     423,745      1
2-Family        100.00       44.73      0.00     652,320      1
Condo - High     89.87        0.00      0.00     574,903      1
Cooperative     100.00       24.12      0.00     406,891      1
--------------------------------------------------------------------------------
Total:           94.15%      26.36%    92.84%   $516,124      1
--------------------------------------------------------------------------------


9. Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                               Aggregate
                   Number       Current     Percent      W.A.       W.A.        Max     W.A.    Min.                 Percent
Occupancy         Mortgage     Principal   Principal   Original   Combined   Original   FICO    FICO    Percent       Full
Status              Loans       Balance     Balance      LTV         LTV        LTV     Score   Score     IO      Documentation
------------------------------------------------------------------------------------------------------------------------------------
Primary               733   $377,207,175      94.15%     70.17%      75.28%    95.00%    747     612     18.94%          51.24%
Secondary              44     23,427,014       5.85      69.93       75.39     80.00     749     667     22.92           61.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                777   $400,634,189     100.00%     70.16%      75.28%    95.00%    747     612     19.17%          51.82%
------------------------------------------------------------------------------------------------------------------------------------


(TABLE CONTINUED)

--------------------------------------------------------------------------------
                                                 Average
                Percent     Percent              Original     W.A.
Occupancy        Owner     Cash-Out    Percent  Principal     Loan
Status          Occupied   Refinance     SFD     Balance      Age
--------------------------------------------------------------------------------
Primary          100.00%      27.22%    94.05%   $515,122      1
Secondary          0.00       12.65     73.39     532,807      1
--------------------------------------------------------------------------------
Total:            94.15%      26.36%    92.84%   $516,124      1
--------------------------------------------------------------------------------


10. State

------------------------------------------------------------------------------------------------------------------------------------
                                     Aggregate
                           Number     Current     Percent    W.A.       W.A.        Max     W.A.   Min.                Percent
                          Mortgage   Principal   Principal Original   Combined   Original   FICO   FICO   Percent       Full
State                      Loans      Balance     Balance     LTV        LTV        LTV    Score   Score     IO     Documentation
------------------------------------------------------------------------------------------------------------------------------------
California                  256  $143,638,939     35.85%    66.22%      70.39%    93.33%   749     612    22.31%          40.63%
New York                     63    33,769,595      8.43     70.55       74.87     95.00    757     623     9.34           43.57
Maryland                     46    24,437,932      6.10     73.43       79.53     95.00    751     632    34.79           54.78
Virginia                     49    23,658,761      5.91     72.17       78.57     80.00    750     671    13.89           50.85
Illinois                     28    14,227,909      3.55     69.72       73.84     80.00    726     630     0.00           76.26
Massachusetts                25    13,439,499      3.35     72.43       77.93     80.00    756     624     4.28           60.86
Texas                        29    12,883,263      3.22     74.66       82.44     80.00    759     634    18.27           69.36
Minnesota                    28    12,657,949      3.16     77.58       82.01     90.00    753     681    33.97           69.49
Florida                      29    12,539,363      3.13     72.34       77.29     90.00    732     648    29.69           51.81
New Jersey                   22    12,087,933      3.02     66.01       70.16     80.00    757     664    11.18           44.83
Colorado                     20    11,766,825      2.94     72.34       77.00     80.00    744     650    18.87           66.26
Washington                   26    11,434,943      2.85     70.53       76.36     90.00    761     688    30.26           49.90
Connecticut                  14     8,843,873      2.21     65.79       76.66     80.00    716     620    21.96           54.55
North Carolina               17     7,887,898      1.97     76.74       81.94     95.00    767     677    18.32           71.07
Pennsylvania                 17     7,769,896      1.94     77.00       83.45     84.14    759     694    11.55           70.50
Arizona                      12     4,954,416      1.24     68.98       74.48     95.00    750     637    32.17           24.31
District of Columbia          9     4,778,115      1.19     75.07       77.93     80.00    733     624    20.62           71.63
Oregon                       10     4,585,511      1.14     74.63       81.85     80.00    735     667     2.96           46.41
Wisconsin                     7     4,280,495      1.07     75.82       86.27     80.00    708     657     3.51           90.01
Georgia                       7     3,909,180      0.98     71.43       83.18     80.00    712     620    15.45           82.05
Other                        63    27,081,893      6.76     74.14       79.12     95.00    735     644    15.05           63.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                      777  $400,634,189    100.00%    70.16%      75.28%    95.00%   747     612    19.17%          51.82%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                           Average
                            Percent    Percent             Original   W.A.
                             Owner     Cash-Out  Percent  Principal   Loan
State                       Occupied  Refinance    SFD     Balance    Age
--------------------------------------------------------------------------------
California                   99.05%     40.59%   91.61%  $561,677      1
New York                     97.26      17.73    87.90    536,529      1
Maryland                     89.46      19.99    95.50    531,611      1
Virginia                     97.31       9.12    95.39    483,255      1
Illinois                    100.00      20.47    90.64    508,806      1
Massachusetts                87.83      21.36    98.63    538,153      1
Texas                        98.80       0.00   100.00    444,981      1
Minnesota                    87.65      22.98   100.00    452,371      1
Florida                      81.31      32.89    84.44    432,731      1
New Jersey                   88.85      19.79    95.93    549,783      1
Colorado                     68.96      11.69    83.55    588,761      1
Washington                   98.67      21.33    98.65    440,313      1
Connecticut                  93.76      20.79   100.00    632,248      1
North Carolina               78.40      11.65   100.00    464,368      1
Pennsylvania                100.00       7.78    98.64    457,419      1
Arizona                      87.02      27.24    95.56    413,057      1
District of Columbia         93.78      11.94    68.64    531,141      1
Oregon                       86.50      13.50   100.00    459,017      1
Wisconsin                    82.55      34.41   100.00    612,714      2
Georgia                     100.00      30.37    74.49    559,107      1
Other                        90.74      24.79    94.53    430,371      1
--------------------------------------------------------------------------------
Total:                       94.15%     26.36%   92.84%  $516,124      1
--------------------------------------------------------------------------------

11. Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                   Aggregate
                       Number       Current     Percent     W.A.       W.A.        Max     W.A.    Min.                 Percent
                      Mortgage     Principal   Principal  Original   Combined   Original   FICO    FICO    Percent       Full
Original LTV            Loans       Balance     Balance      LTV        LTV        LTV     Score   Score     IO      Documentation
------------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00            3       $1,247,318       0.31%    28.35%      34.00%    28.87%    735     696     12.11%           0.00%
30.01 - 35.00            8        3,410,687       0.85     32.83       44.68     34.36     791     782     18.61            0.00
35.01 - 40.00           11        5,535,479       1.38     38.21       44.77     40.00     742     664     13.00           28.72
40.01 - 45.00           16        7,570,934       1.89     42.14       51.42     45.00     765     718     20.18           14.40
45.01 - 50.00           21       11,844,098       2.96     47.98       52.07     50.00     759     630     38.33           47.99
50.01 - 55.00           39       22,399,119       5.59     52.70       60.29     54.96     759     683     20.59           39.98
55.01 - 60.00           49       29,117,945       7.27     57.98       66.67     60.00     757     664     29.92           53.06
60.01 - 65.00           63       39,254,197       9.80     63.00       65.35     65.00     741     612     18.01           40.82
65.01 - 70.00           86       47,002,259      11.73     68.06       72.55     70.00     743     620     23.86           37.82
70.01 - 75.00           82       45,073,863      11.25     73.57       78.19     75.00     740     624     13.11           61.30
75.01 - 80.00          382      181,976,521      45.42     79.34       84.38     80.00     748     623     16.80           59.56
80.01 - 85.00            2          960,378       0.24     84.30       84.30     84.58     738     722     36.55          100.00
85.01 - 90.00            5        1,937,064       0.48     89.07       89.07     90.00     704     648     26.92           79.32
90.01 - 95.00           10        3,304,328       0.82     94.70       94.70     95.00     694     637      7.91           76.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                 777     $400,634,189     100.00%    70.16%      75.28%    95.00%    747     612     19.17%          51.82%
------------------------------------------------------------------------------------------------------------------------------------


(TABLE CONTINUED)

--------------------------------------------------------------------------------
                                                Average
               Percent     Percent              Original   W.A.
                Owner     Cash-Out    Percent  Principal   Loan
Original LTV   Occupied   Refinance     SFD     Balance    Age
--------------------------------------------------------------------------------
25.01 - 30.00  100.00%      64.16%   100.00%  $416,147      1
30.01 - 35.00  100.00       16.57     88.27    426,730      1
35.01 - 40.00   87.35       26.45    100.00    503,626      1
40.01 - 45.00   93.35       58.47     88.08    473,750      1
45.01 - 50.00   95.90       55.83     87.34    564,869      1
50.01 - 55.00   91.72       44.60     84.57    575,169      1
55.01 - 60.00   89.80       36.05     94.51    594,732      1
60.01 - 65.00   98.92       46.67     97.08    623,885      1
65.01 - 70.00   98.96       33.83     95.20    547,010      1
70.01 - 75.00   84.48       31.02     89.36    550,229      1
75.01 - 80.00   95.05       12.67     93.06    476,798      1
80.01 - 85.00  100.00        0.00    100.00    480,500      1
85.01 - 90.00  100.00        0.00    100.00    387,820      1
90.01 - 95.00  100.00        0.00    100.00    330,706      1
--------------------------------------------------------------------------------
Total:          94.15%      26.36%    92.84%  $516,124      1
--------------------------------------------------------------------------------

W.A.: 70.16%
Lowest: 27.16%
Highest: 95.00%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                                  WFMBS 2005-7
                           Securitization Pool - Total


1. General Pool Characteristics

Pool Size: $400,634,189.22
Loan Count: 777
Cut-off Date: 2005-08-01
Avg. Loan Balance: $515,616.72
Avg. Orig. Balance: $516,123.89
W.A. FICO: 747
W.A. Orig. LTV: 70.16%
W.A. Cut-Off LTV: 70.09%
W.A. Gross Coupon: 5.8148%
W.A. Net Coupon: 5.5558%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 1.55%
% over 100 COLTV: 0.00%
% with PMI: 1.55%
% over 80 with PMI: 100.00%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.75%
% Pledged Asset: 0.00%

2. Original Balance

------------------------------------------
Original Balance                  Percent
------------------------------------------
50,001 - 100,000                    0.12%
100,001 - 150,000                   0.63
150,001 - 200,000                   0.88
200,001 - 250,000                   1.12
250,001 - 300,000                   1.67
300,001 - 350,000                   0.73
350,001 - 400,000                   9.08
400,001 - 450,000                  13.23
450,001 - 500,000                  15.43
500,001 - 550,000                   8.80
550,001 - 600,000                   9.94
600,001 - 650,000                   8.99
650,001 - 700,000                   5.58
700,001 - 750,000                   3.98
750,001 - 800,000                   3.13
800,001 - 850,000                   1.05
850,001 - 900,000                   1.31
900,001 - 950,000                   2.32
950,001 - 1,000,000                 8.94
1,000,001 - 1,500,000               2.12
1,500,001 - 2,000,000               0.94
------------------------------------------
Total:                            100.00%
------------------------------------------

Average: $516,123.89
Lowest: $76,000.00
Highest: $2,000,000.00

3. Cut-Off Balance

------------------------------------------
Cut-Off Balance                  Percent
------------------------------------------
50,001 - 100,000                    0.12%
100,001 - 150,000                   0.63
150,001 - 200,000                   0.88
200,001 - 250,000                   1.12
250,001 - 300,000                   1.67
300,001 - 350,000                   0.73
350,001 - 400,000                   9.08
400,001 - 450,000                  13.23
450,001 - 500,000                  15.43
500,001 - 550,000                   8.94
550,001 - 600,000                   9.81
600,001 - 650,000                   8.99
650,001 - 700,000                   5.58
700,001 - 750,000                   3.98
750,001 - 800,000                   3.13
800,001 - 850,000                   1.05
850,001 - 900,000                   1.31
900,001 - 950,000                   2.32
950,001 - 1,000,000                 8.94
1,000,001 - 1,500,000               2.12
1,500,001 - 2,000,000               0.94
------------------------------------------
Total:                            100.00%
------------------------------------------

Average: $515,616.72
Lowest: $75,922.51
Highest: $2,000,000.00

4. Index

--------------------------------------
Index          Percent
--------------------------------------
FIX             100.00%
--------------------------------------
Total:          100.00%
--------------------------------------


5. Product Type

--------------------------------------
Product Type                  Percent
--------------------------------------
30 YR FIXED                     80.51%
30 YR FIXED - IO                19.17
25 YR FIXED                      0.22
20 YR FIXED                      0.10
--------------------------------------
Total:                         100.00%
--------------------------------------


6. Coupon

--------------------------------------
Coupon           Percent
--------------------------------------
5.375                0.05%
5.500                1.82
5.625               13.30
5.750               38.61
5.875               30.78
6.000               10.67
6.125                2.82
6.250                1.57
6.375                0.28
6.625                0.09
--------------------------------------
Total:             100.00%
--------------------------------------

W.A.: 5.815
Lowest: 5.375
Highest: 6.625


7. Credit Score

--------------------------------------
Credit Score           Percent
--------------------------------------
800 - 849                  6.51%
750 - 799                 47.31
700 - 749                 30.67
650 - 699                 13.03
600 - 649                  2.48
--------------------------------------
Total:                   100.00%
--------------------------------------

W.A.: 747
Lowest: 612
Highest: 816


8. Lien Position

--------------------------------------
Lien Position           Percent
--------------------------------------
1                       100.00%
--------------------------------------
Total:                  100.00%
--------------------------------------


9. Loan Purpose

--------------------------------------
Loan Purpose             Percent
--------------------------------------
Purchase                   55.60%
C/O Refi                   26.36
R/T Refi                   18.04
--------------------------------------
Total:                    100.00%
--------------------------------------

10. Property Type

--------------------------------------
Property Type            Percent
--------------------------------------
SFD                         92.84%
Condo - Low                  4.12
2-Family                     1.63
Condo - High                 1.00
Cooperative                  0.41
--------------------------------------
Total:                     100.00%
--------------------------------------


11. Documentation

--------------------------------------
Documentation             Percent
--------------------------------------
Full                         51.82%
Asset Only                   36.04
No Doc                       11.44
Income Only                   0.70
--------------------------------------
Total:                      100.00%
--------------------------------------


12. Occupancy Status

--------------------------------------
Occupancy Status             Percent
--------------------------------------
Primary                         94.15%
Secondary                        5.85
--------------------------------------
Total:                         100.00%
--------------------------------------

13. State

--------------------------------------
State               Percent
--------------------------------------
California            35.85%
New York               8.43
Maryland               6.10
Virginia               5.91
Illinois               3.55
Other                 40.16
--------------------------------------
Total:               100.00%
--------------------------------------


14. Delinquency*

--------------------------------------
Delinquency*             Percent
--------------------------------------
0-29 days                100.00%
--------------------------------------
Total:                   100.00%
--------------------------------------

* MBA method


15. Original Term

--------------------------------------
Original Term            Percent
--------------------------------------
240                          0.10%
300                          0.22
336                          0.11
360                         99.57
--------------------------------------
Total:                     100.00%
--------------------------------------

W.A.: 359.7 months
Lowest: 240 months
Highest: 360 months

16. Cut-Off Remaining Term

-----------------------------------------
Cut-Off Remaining Term           Percent
-----------------------------------------
235 - 240                           0.10%
295 - 300                           0.22
301 - 342                           0.11
349 - 354                           0.11
355 - 360                          99.47
-----------------------------------------
Total:                            100.00%
-----------------------------------------

W.A.: 358.7 months
Lowest: 240 months
Highest: 360 months


17. Cutoff Loan Age

-----------------------------------------
Cutoff Loan Age             Percent
-----------------------------------------
0                               7.77%
1 - 6                          92.12
7 - 12                          0.11
-----------------------------------------
Total:                        100.00%
-----------------------------------------

W.A.: 1.0 months
Lowest: 0 months
Highest: 7 months

18. OLTV

-----------------------------------------
OLTV                    Percent
-----------------------------------------
25.01 - 30.00             0.31%
30.01 - 35.00             0.85
35.01 - 40.00             1.38
40.01 - 45.00             1.89
45.01 - 50.00             2.96
50.01 - 55.00             5.59
55.01 - 60.00             7.27
60.01 - 65.00             9.80
65.01 - 70.00            11.73
70.01 - 75.00            11.25
75.01 - 80.00            45.42
80.01 - 85.00             0.24
85.01 - 90.00             0.48
90.01 - 95.00             0.82
Total:                  100.00%

W.A.: 70.16%
Lowest: 27.16%
Highest: 95.00%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC